UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2012

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52041	16-1634847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 837-8810

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2012 Golfsmith International Holdings, Inc. (the “Company”) furnished to the Securities and Exchange Commission, as Exhibit 99.01 to a current report on Form 8-K, a news release announcing its preliminary financial results for the fourth quarter and fiscal year 2011. This amendment is being furnished to correct information contained in such Exhibit 99.01 by replacing in its entirety the statements of operations data for the fourth quarter and fiscal year ended December 31, 2011 and the balance sheet data as of such date. The disclosures in the news release should be viewed in light of the amended statements of operations data and balance sheet data included in the news release furnished as Exhibit 99.01 to this current report on Form 8-K/A. Except as described herein, this current report on Form 8-K/A does not modify or update any other information contained in the original Form 8-K.

The Company is filing concurrently with this current report on Form 8-K/A its annual report on Form 10-K for the fiscal year ended December 31, 2011. The financial statements contained in the annual report on Form 10-K disclose an increase of $275,070 in costs of goods sold and an increase of $668,720 in selling, general and administrative expenses, in each case, for the fourth quarter and fiscal year ended December 31, 2011 compared to the information released on March 1, 2012. As disclosed in the annual report on Form 10-K, the increase in cost of goods sold resulted from an increase in reserves for sales returns and excess and obsolete inventory. The increase in selling, general and administrative expenses resulted primarily from provisions for bad debt expense for possible collection issues related to credit card processing complexities arising from a system conversion in the fourth quarter.

The information in this current report on Form 8-K/A, including Exhibit No. 99.01 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this current report on Form 8-K/A shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.01 Press Release dated March 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

March 30, 2012	By:	/s/ Sue E. Gove
Name: Sue E. Gove
Title: President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.01	Press Release dated March 30, 2012